                                                                      Exhibit 7

                               POWER OF ATTORNEY
                               -----------------

     I, the Chairman, President and Chief Executive Officer of New England Life Insurance Company, a Massachusetts corporation, hereby constitute and appoint Anne M. Goggin, Rodney J. Chandler, Maura A. Murphy, Marie C. Swift and H. James Wilson, each of them singly, my true and lawful attorneys, with full power to them and each of them to sign for me and in my name and in the capacities indicated below, the Registration Statements filed with the Securities and Exchange Commission for the purpose of registering New England Variable Life Separate Account established by New England Life Insurance Company on January 31, 1983 as a unit investment trust under the Investment Company Act of 1940 and the variable life policies issued by said separate account under the Securities Act of 1933, and any and all amendments thereto, hereby ratifying and confirming my signature as it may be signed by my said attorneys to said Registration Statements and any and all amendments thereto.

     In addition, I, the Chairman, President and Chief Executive Officer of New England Life Insurance Company, a Massachusetts corporation, hereby constitute and appoint Anne M. Goggin, Rodney J. Chandler, Maura A. Murphy, Marie C. Swift and H. James Wilson, each of them singly, my true and lawful attorneys, with full power to them and each of them to sign for me and in my name and in the capacities indicated below, the Registration Statements filed with the Securities and Exchange Commission for the purpose of registering New England Variable Annuity Separate Account established by New England Life Insurance Company on July 1, 1994 as a unit investment trust under the Investment Company Act of 1940 and the variable annuity contracts issued by said separate account under the Securities Act of 1933, and any and all amendments thereto, hereby ratifying and confirming my signature as it may be signed by my said attorneys to said Registration Statements and any and all amendments thereto.

     Witness my hand on the 27th of May, 1998.



                                     /s/ James M. Benson
                                     -------------------
                                     James M. Benson
                                     Chairman, President and
                                     Chief Executive Officer

                               POWER OF ATTORNEY
                               -----------------

     I, the Executive Vice President, Chief Financial Officer and Chief Accounting Officer of New England Life Insurance Company, a Massachusetts corporation, hereby constitute and appoint Anne M. Goggin, Rodney J. Chandler, Maura A. Murphy, Marie C. Swift and H. James Wilson, each of them singly, my true and lawful attorneys, with full power to them and each of them to sign for me and in my name and in the capacities indicated below, the Registration Statements filed with the Securities and Exchange Commission for the purpose of registering New England Variable Life Separate Account established by New England Life Insurance Company on January 31, 1983 as a unit investment trust under the Investment Company Act of 1940 and the variable life policies issued by said separate account under the Securities Act of 1933, and any and all amendments thereto, hereby ratifying and confirming my signature as it may be signed by my said attorneys to said Registration Statements and any and all amendments thereto.

     In addition, I, the Executive Vice President, Chief Financial Officer and Chief Accounting Officer of New England Life Insurance Company, a Massachusetts corporation, hereby constitute and appoint Anne M. Goggin, Rodney J. Chandler, Maura A. Murphy, Marie C. Swift and H. James Wilson, each of them singly, my true and lawful attorneys, with full power to them and each of them to sign for me and in my name and in the capacities indicated below, the Registration Statements filed with the Securities and Exchange Commission for the purpose of registering New England Variable Annuity Separate Account established by New England Life Insurance Company on July 1, 1994 as a unit investment trust under the Investment Company Act of 1940 and the variable annuity contracts issued by said separate account under the Securities Act of 1933, and any and all amendments thereto, hereby ratifying and confirming my signature as it may be signed by my said attorneys to said Registration Statements and any and all amendments thereto.

     Witness my hand on the 22nd of May, 1998.


                                     /s/ Robert E. Schneider
                                     -----------------------
                                     Robert E. Schneider
                                     Executive Vice President,
                                     Chief Financial Officer and
                                     Chief Accounting Officer

                               POWER OF ATTORNEY
                               -----------------

     I, a director of New England Life Insurance Company, a Massachusetts corporation, hereby constitute and appoint Anne M. Goggin, Rodney J. Chandler, Maura A. Murphy, Marie C. Swift and H. James Wilson, each of them singly, my true and lawful attorneys, with full power to them and each of them to sign for me and in my name and in the capacities indicated below, the Registration Statements filed with the Securities and Exchange Commission for the purpose of registering New England Variable Life Separate Account established by New England Life Insurance Company on January 31, 1983 as a unit investment trust under the Investment Company Act of 1940 and the variable life policies issued by said separate account under the Securities Act of 1933, and any and all amendments thereto, hereby ratifying and confirming my signature as it may be signed by my said attorneys to said Registration Statements and any and all amendments thereto.

     In addition, I, a director of New England Life Insurance Company, a Massachusetts corporation, hereby constitute and appoint Anne M. Goggin, Rodney
J. Chandler, Maura A. Murphy, Marie C. Swift and H. James Wilson, each of them singly, my true and lawful attorneys, with full power to them and each of them to sign for me and in my name and in the capacities indicated below, the Registration Statements filed with the Securities and Exchange Commission for the purpose of registering New England Variable Annuity Separate Account established by New England Life Insurance Company on July 1, 1994 as a unit investment trust under the Investment Company Act of 1940 and the variable annuity contracts issued by said separate account under the Securities Act of 1933, and any and all amendments thereto, hereby ratifying and confirming my signature as it may be signed by my said attorneys to said Registration Statements and any and all amendments thereto.

     Witness my hand on the 7th of July, 1998.



                                          /s/ Robert H. Benmosche
                                          Robert H. Benmosche
                                          Director

                               POWER OF ATTORNEY
                               -----------------

     I, a director of New England Life Insurance Company, a Massachusetts corporation, hereby constitute and appoint Anne M. Goggin, Rodney J. Chandler, Maura A. Murphy, Marie C. Swift and H. James Wilson, each of them singly, my true and lawful attorneys, with full power to them and each of them to sign for me and in my name and in the capacities indicated below, the Registration Statements filed with the Securities and Exchange Commission for the purpose of registering New England Variable Life Separate Account established by New England Life Insurance Company on January 31, 1983 as a unit investment trust under the Investment Company Act of 1940 and the variable life policies issued by said separate account under the Securities Act of 1933, and any and all amendments thereto, hereby ratifying and confirming my signature as it may be signed by my said attorneys to said Registration Statements and any and all amendments thereto.

     In addition, I, a director of New England Life Insurance Company, a Massachusetts corporation, hereby constitute and appoint Anne M. Goggin, Rodney
J. Chandler, Maura A. Murphy, Marie C. Swift and H. James Wilson, each of them singly, my true and lawful attorneys, with full power to them and each of them to sign for me and in my name and in the capacities indicated below, the Registration Statements filed with the Securities and Exchange Commission for the purpose of registering New England Variable Annuity Separate Account established by New England Life Insurance Company on July 1, 1994 as a unit investment trust under the Investment Company Act of 1940 and the variable annuity contracts issued by said separate account under the Securities Act of 1933, and any and all amendments thereto, hereby ratifying and confirming my signature as it may be signed by my said attorneys to said Registration Statements and any and all amendments thereto.

     Witness my hand on the 7th of July, 1998.



                                    /s/ Catherine A. Rein
                                    Catherine A. Rein
                                    Director